UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 South Main Street, Suite 400
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2025, at its Annual Meeting of Shareholders of World Acceptance Corporation (the "Company") the Company's shareholders approved the 2025 Stock Incentive Plan (the “2025 Plan”). The 2025 Plan permits the grant of stock options, stock appreciation rights, restricted stock and restricted stock unit awards. The effective date of the 2025 Plan was August 20, 2025 and awards may be granted under the 2025 Plan until August 19, 2035.

The 2025 Plan is administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. Employees and non-employee directors of the Company or a related entity are eligible to participate if selected by the Committee.

The number of shares of common stock that may be issued under the 2025 Plan may not exceed 400,000 shares, subject to any adjustments as provided in the 2025 Plan.

The foregoing summary description of the 2025 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2025 Plan, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

For additional information regarding the 2025 Plan, please refer to "Proposal 3 – “Approval of the World Acceptance Corporation 2025 Stock Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 23, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on August 20, 2025. Of the 5,446,636 shares outstanding and entitled to vote, 4,937,225 shares were represented at the Annual Meeting, which constituted a quorum. At the Annual Meeting, the Company's shareholders voted on the matters disclosed in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 23, 2025 (the "Proxy Statement"). The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 — Election of Directors

Elected the following seven individuals to serve as members of the Company's Board of Directors until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Ken R. Bramlett, Jr.	4,313,432	273,811	349,982
R. Chad Prashad	4,558,680	28,563	349,982
Scott J. Vassalluzzo	4,195,799	391,444	349,982
Charles D. Way	4,394,720	192,523	349,982
Darrell E. Whitaker	4,336,074	251,169	349,982
Elizabeth R. Neuhoff	4,577,463	9,780	349,982
Benjamin E. Robinson III	4,578,980	8,263	349,982

Proposal 2 — Advisory Vote on Executive Compensation

Approved, on an advisory (non-biding) basis, the executive compensation of the Company's named executive officers, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
4,459,675	114,634	12,932	349,984

Proposal 3 — Approval of the World Acceptance Corporation 2025 Stock Incentive Plan

Approved the World Acceptance Corporation 2025 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
3,694,122	827,657	24,706	390,740

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2026:

For	Against	Abstain	Broker Non-Votes
4,904,334	32,194	697	—

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	World Acceptance Corporation 2025 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ R. Chad Prashad
R. Chad Prashad
President and Chief Executive Officer
Date:	August 22, 2025

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